SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 29, 2009 (October 28, 2009)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)
1380 Rt. 286 East, Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
          On October 28, 2009, Superior Well Services, Inc. (the “Company”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated for the public offering, issuance and sale of 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), plus an additional 900,000 shares of Common Stock solely to cover over-allotments, if any. On October 28, 2009, the Company issued a press release announcing the offering.
          The Underwriting Agreement and press release are filed as Exhibits 1.1 and 99.1 to this report, respectively, and are each incorporated herein by reference.
          In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Other Exhibits
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated dated October 28, 2009

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	Press release issued October 28, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: October 29, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated dated October 28, 2009

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	Press release issued October 28, 2009